FORUM FUNDS

THE MARKET NEUTRAL FUND
(Formerly known as the Dover Long/Short Sector Fund)

Supplement dated October 26, 2009 to the Statement of Additional Information (“SAI”)
dated September 1, 2009

Tocqueville Asset Management L.P. Appointed as Adviser

Effective on October 9, 2009, Tocqueville Asset Management L.P. (“TAM”) was appointed to serve as the investment adviser to the Dover Long/Short Fund and commenced management of the Fund.  TAM replaced Dover Investment Management LLC pursuant to an Interim Investment Advisor Agreement (“Interim Agreement”) with the Forum Funds on behalf of the Fund.  The Interim Agreement will remain in effect until March 8, 2010 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

In addition to the Interim Agreement, the Board of Trustees of the Forum Funds approved a new investment advisory agreement between TAM and the Forum Funds on behalf of the Fund (the “New Agreement”), subject to the approval of Fund shareholders.  A meeting of the Fund’s shareholders will be held in January 2010 to vote on the approval of the New Agreement.  Prior to the meeting, shareholders will receive proxy materials containing more detailed information regarding TAM and the New Agreement.

In connection with the appointment of TAM, the Fund changed its name to The Market Neutral Fund, amended its investment objective and revised its strategy to reflect how the Fund currently is managed.  Also, TAM has contractually agreed through August 31, 2010 to waive up to its entire investment advisory fee as necessary if each class’  total annual operating  expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) for the Fund exceed 1.25% and 1.75% for Institutional and Investor Shares, respectively.

As a result of the appointment of TAM, the SAI is revised as follows.

Name Change to The Market Neutral Fund

The Fund has been re-named The Market Neutral Fund to better reflect its investment objective and strategies. Accordingly, all references to the Dover Long/Short Sector Fund are replaced with The Market Neutral Fund (the “Fund”).

Change in Investment Adviser:

Pursuant to the Interim Agreement, Tocqueville Asset Management L.P, 40 West 57th Street, 19th Floor, New York, NY 10019 is the investment adviser to the Fund.  Accordingly, all references to Dover Investment Management LLC are replaced by Tocqueville Asset Management L.P. (the “Adviser”).

Website

All references to www.doverfunds.com are deleted.

6.           Investment Adviser (pages 18-20)

A.           Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an interim investment advisory agreement with the Trust (the “Interim Advisory Agreement”). Under the Interim Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Intermediaries”) out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments would be in addition to the payments by the Funds described in each Fund’s prospectus for distribution and/or shareholder servicing. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services (“Additional Payments”). These Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments may be different for different Intermediaries.

Subject to the general oversight of the Board, the Adviser makes decisions regarding the investment and reinvestment of the Fund’s assets.

B.           Ownership of Adviser

Tocqueville Asset Management L.P. is a privately held partnership which is wholly owned by its principals and employees.

C.           Information Concerning Accounts Managed by Portfolio Managers

Mr. Thomas R. Vandeventer and Mr. Peter D. Shawn are the Fund’s portfolio managers, managing the Fund on a day-to-day basis.

As of September 30, 2009, Mr. Vandeventer does not manage any other registered investment company or pooled investment vehicle, but does manage approximately 50 other accounts assets of approximately $600 million on a fee only basis. The accounts do not have a performance based fee.

As of September 30, 2009, Mr. Shawn was a member of the investment teams responsible for the management of the Tocqueville Fund, a multicap equity fund with assets of approximately $955 million and Tocqueville Global Partners, LP, a long/short fund with assets of approximately $25 million and which has a performance based fee.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to the Fund and other accounts if the Fund and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas among the Fund and the accounts. Securities selected for the Fund may underperform the securities selected for the accounts.

D.           Information Concerning Compensation of Portfolio Managers

The following compensation information has been provided by the Adviser as of September 30, 2009:

Mr. Vandeventer and Mr. Shawn are compensated with salary and discretionary bonus. Both are partners of Tocqueville Asset Management L.P. as well and participate in the profitability of the firm.

E.           Portfolio Managers’ Ownership in the Fund

The dollar range that corresponded to Mr. Vandeventer’s and Mr. Shawn’s beneficial ownership in the Fund’s equity securities as of September 30, 2009 is as follows:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of September 30, 2009
Thomas R. Vandeventer	None
Peter D. Shawn	None

APPENDIX C

TOCQUEVILLE ASSET MANAGEMENT
PROXY VOTING PROCEDURES

The Tocqueville View

The foundation of the Tocqueville investment management services and activities is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity of a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.

The authority to vote proxies for the clients is established by the Tocqueville advisory contract and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept direction from a client as to how to vote the shares pertaining to that client’s interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements (i.e. share blocking) that restrict the investment powers or cost (i.e. personal representation) of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation

In light of the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines in 2005 and made them readily available, upon request, to its advisory clients as well as to the shareholders of Tocqueville Funds. Likewise the proxy voting record pertinent to an individual client is available at their request and the voting record for the Tocqueville Funds is published in Form P-NX and available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.

Proxy Voting Procedures

Committee on Corporate Governance & Responsibility

Established in 2004, the Committee on Corporate Governance & Responsibility is responsible for developing proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for those issues identified as new. Thus the Guidelines may be updated from time to time as warranted by the Committee. Should an issue for which there is no established guideline be presented for a proxy vote, Tocqueville may abstain on the issue until the Committee has formulated a guideline. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue.

Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee’s primary focus is to consider the economic impact of proposals. Within that context, the Committee also seeks to promote basic principles of corporate governance:

✓	independence and accountability of the board of directors;
✓	equal treatment of all shareholders;
✓	opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and,
✓	executive compensation that reflects corporate performance

The Committee has also established voting policy guidelines to address social and political issues that are often presented by shareholder proposals. While supportive of corporations being “good corporate citizens” throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client’s long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.

In formulating a voting policy guideline the Committee will primarily research the topic internally through information extracted from corporate governance studies, security analysts’ reports, educational articles, analysis of management and shareholder proposals by independent research consultants as well as seminars pertaining to the subject matter.

Membership of the Committee shall be the President, the Chief Compliance Officer and, upon request, the Senior Portfolio Managers of Tocqueville.

Electronic Voting

To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting cards pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville contracts the proxy voting services of Risk Metrics Group (“RMG”), the parent company of Institutional Shareholder Services (“ISS”). As a result, Tocqueville has authorized and delegated the mechanics of voting to a professional voting agent thus further reducing the possibility of error and confusion. Most clients for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings are registered into the RMG voting system to facilitate electronic voting. This is designed to result in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. It also provides the data foundation to create a record of the proxy votes entered for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition it provides the data foundation for the preparation of any proxy voting reports required for Form P-NX and requested by certain institutional clients, Fund shareholders, governmental agencies or interested persons.

Staff Responsibilities and Procedures

➢	Proxy voting responsibility is delegated to the chief compliance officer and the Tocqueville operations administrative staff.

Receipt & Reconciliation

➢
Any materials pertaining to the proxy voting process and the annual meeting, including but not limited to the annual report, the proxy statement, the proxy voting card and any proxy solicitation material, of any corporate security owned by a Tocqueville client, received by Tocqueville is directed to RMG.

➢	An operations assistant monitors the RMG system for the meeting date, the record date and the voting timeframe.

➢
Operations staff provides RMG with Tocqueville Funds and Tocqueville client portfolio database a list of all holdings in all securities on at least a weekly data feed, and ideally, a daily data feed. Using this data, ISS reconciles the Tocqueville holdings list of total shares held with the total cited on the proxy ballot.

➢	Any discrepancy will be resolved with an operations assistant prior to further processing of the ballot.

Issue Review & Vote Recommendation

➢
The chief compliance officer monitors news article, analysts’ reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.

➢
Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client.  From time to time this will require financial analysis of the company (ies) involved. In such circumstance, ISS will issue an alert to Tocqueville and the proxy materials will be made available to a specific portfolio manager with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis’ conclusion that value to our clients is best achieved if management pursues a particular course of action.

➢	After review and analysis of the proposals or resolutions to be voted on, RMG votes the ballot(s) in accordance with the Tocqueville Proxy Voting Policy Guidelines.

➢
Voting ERISA client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. No ERISA client of Tocqueville has retained proxy voting rights. Further, pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville as to the direction of the proxy vote in any individual case.

In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, ISS will alert Tocqueville to this fact. The chief compliance officer, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the President for further review and consideration. The President may either establish a guideline to address the issue presented, vote that particular issue without establishing a guideline, or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in the proxy voting records.

➢
In the event that authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory contract, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be reported to RMG. Without such a notation, the proxy shall be voted the same for all clients.

Casting & Confirmation of the Vote

➢	The proxy voting ballot(s) is cast via RMG electronic voting system. In addition, a confirmation of this vote is included in the proxy information database at RMG.

➢	Any ballots received in hardcopy form are faxed to RMG for voting and reporting, and the originals are retained by Operations staff.

All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the executed ballot and proxy solicitation materials are maintained electronically in the RMG database in accordance with SEC Rule 275.204-2(e)(1).  Any internal memoranda pertaining to a particular vote shall be retained at the Tocqueville offices.

Conflicts of Interest

Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.

▪
Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interest of the client owners. Yet it is understood that the value of a business relationship could possibly create a material conflict. In the event that the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.

o
Disclose the nature and extent of the conflict to client(s) affected, and seek guidance from the client(s) on how that particular corporate proxy should be voted on their behalf. A notation will be entered in the proxy voting records explaining the conflict and the client directed vote.

o	Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.
o	Vote in accordance with the pre-determined policy guideline without discretion, thus effectively negating the conflict.

▪
In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.

▪
In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that particular company.

▪
Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.

Proxies That Will Not Be Voted

Although relatively a rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote or unique voting restrictions outweigh the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:

✓	The proxy materials are written in language other than English and no translation has been provided

✓
The proxy voting process of the foreign jurisdiction involved requires personal attendance or the retention of a representative for fee or the appointment of a local power of attorney in order to cast a vote

✓	The proxies are subject to share blocking restrictions

✓	The underlying security is on loan requiring that it be recalled in order to vote if the holdings are deminimis or the vote relates to a routine matter

Proxy Voting Record Retention & Availability

Records Retained

Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following records and materials pertaining to the proxy voting process that have been retained and preserved in accordance with the SEC directive. These may be retained in either hardcopy at Tocqueville or accessed in electronic format from RMG.

❖	The Proxy Voting Procedures and Policy Guidelines of Tocqueville

❖	For every corporate security in the firm portfolio:

i.	the annual report of the company (if provided)

ii.	the proxy statement (if provided) pertaining to the annual or special meeting at which a vote of shareholders is to be recorded

iii.	the Tocqueville client record date holder list

iv.
any written proxy solicitation materials submitted and received in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent

v.	any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting for client securities and,

vi.	the RMG proxy ballot summary as marked by the chief compliance officer, when necessary, reflecting a vote “for, against or abstain” on each proposal presented.

In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card actually used to vote shall be made a part of the hardcopy file.

❖
For client accounts governed by ERISA, a report is generated on a quarterly, semi-annual or annual basis, depending on the preference and instruction of the ERISA client. The client will specify the information desired in such a report that may include the date and type of meeting; the name of the issuer; the issues being voted on; the shares voted; the record date for the meeting; and, the vote cast.

❖
A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client’s securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is a verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition a copy of both the request and the response will be made a part of the client’s individual file within the Tocqueville record-keeping system.

❖
In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:

i.	name of the issuer
ii.	exchange ticker
iii.	CUSIP, if easily available
iv.	shareholder meeting date
v.	brief description of the issue being voted on
vi.	whether the matter was proposed by the issuer or a shareholder
vii.	how the fund cast its vote on the matter, and
viii.	whether the vote was cast for or against management’s recommendation

Availability of Records

❑	The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm.

❑	A record of proxy votes cast on behalf of a client is available, upon request, to that particular client for whose securities the votes were cast.

❑	Form N-PX pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be available upon request, within three days of such request.
❑
A request for the current Policy Guidelines or individual Tocqueville client proxy voting records may be submitted in writing to the address of the Tocqueville offices (40 West 57th Street, 19th fl., New York, NY 10019), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.

❑
On an annual basis, the client accounts that are governed by ERISA will be provided a summary of the current Policy Guidelines and, in accordance with the client’s preference and instruction, on a quarterly, semi-annual or annual basis provided a written report of the proxy votes that were cast on behalf of the client.

❑
A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of any registered investment company and/or a copy of Form N-PX may be submitted by calling toll-free 1-800-355-7307. Tocqueville does not offer Form N-PX via its website; however, it is available on the SEC website at www.sec.gov. In response to requests submitted to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.

❑	As a general policy, other than as prescribed by SEC Rule, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.

Duration of Retention

In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained in either hardcopy form in the Tocqueville offices for a period of not less than five (5) years or accessible in electronic format from the proxy voting database of RMG. Annually, operations assistant will extract the hardcopy materials that have been retained at Tocqueville for the prerequisite five (5) year period and discard these materials.

To provide added protection against unintentional destruction or discarding, a record of all proxy votes will be maintained in electronic format on disk and stored at a site away from the Tocqueville offices, in conformance with SEC Rule 204-2(g) that authorizes the safeguarding of records by electronic storage media. Furthermore, a copy of any voting record for 2004 – 2006 is available from the electronic database of ADP ProxyEdge and for 2007 from RMG upon reasonable notice of request.

Revision History
Procedures Adopted 06/01/03
Procedures Expanded 02/11/04
Procedures Revised 08/09/04
Procedures Revised 12/06/04
Mechanics Revised 03/01/07
Procedures Revised 02/18/08
Mechanics Clarified 02/21/09

For more information, please contact a Fund customer service representative at (888) 368-3755 (toll free).

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.